AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 20, 2000
                                               REGISTRATION NO. 333-________
==============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM S-8
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933
                    -----------------------------------

                         BURLINGTON RESOURCES INC.
           (Exact name of registrant as specified in its charter)

              DELAWARE                                  91-1413284
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                        5051 WESTHEIMER, SUITE 1400
                            HOUSTON, TEXAS 77056
                  (Address of principal executive offices)

              EMPLOYEE SAVINGS PLAN FOR ELIGIBLE EMPLOYEES OF
                            POCO PETROLEUMS LTD.
                          (Full title of the plan)

                       FREDERICK J. PLAEGER, II, ESQ.
                     VICE PRESIDENT AND GENERAL COUNSEL
                         BURLINGTON RESOURCES INC.
                        5051 WESTHEIMER, SUITE 1400
                            HOUSTON, TEXAS 77056
                               (713) 624-9500
(Name, address and telephone number, including area code, of agent for service)


                                            CALCULATION OF REGISTRATION FEE

===========================================================================================================================
                                                                    PROPOSED
                                                                    MAXIMUM          PROPOSED
                                                                    OFFERING         MAXIMUM
       TITLE OF SECURITIES                    AMOUNT TO BE         PRICE PER        AGGREGATE            AMOUNT OF
         TO BE REGISTERED                     REGISTERED           SHARE (1)      OFFERING PRICE (1)  REGISTRATION FEE (1)
---------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share (2)    300,000 shares (3)   $32.25         $9,675,000           $2,554.20
===========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h). Estimate is based on the average of the high and low prices of the Registrant's Common Stock reported on the New York Stock Exchange Composite Tape on January 14, 2000.

(2)  Includes Rights associated with the Common Stock.

(3) Includes an indeterminate number of securities that may be issuable by reason of stock splits, stock dividends or similar transactions, in accordance with Rule 416 under the Securities Act of 1933.

Note: Pursuant to Rule 416(c) under the Securities Act of 1933, this
      Registration Statement also covers an indeterminate amount of interests to be offered and sold pursuant to the Employee Savings Plan for Eligible Employees of Poco Petroleums Ltd.

                                  PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   DOCUMENTS INCORPORATED BY REFERENCE.

          The following documents have been filed by Burlington Resources Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are hereby incorporated by reference in this Registration Statement:

     (1) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1998;

     (2) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, June 30, 1999 and March 31, 1999;

     (3) The Registrant's Current Reports on Form 8-K dated December 21, 1999, December 3, 1999, August 19, 1999, August 18, 1999 and
          March 3, 1999;

     (4) The definitive Joint Management Information Circular and Proxy Statement with respect to an Arrangement involving the Registrant and Poco Petroleums Ltd., filed by the Registrant on Form S-3 on November 12, 1999;

     (5) The definitive Joint Management Information Circular and Proxy Statement with respect to an Arrangement involving the Registrant and Poco Petroleums Ltd., filed by the Registrant on Schedule 14A on October 14, 1999; and

     (6) The description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-A (Registration No. 1-9971) dated June 21, 1988, filed with the Commission under Section 12 of the Exchange Act and as amended by the Registrant's Form 8 dated June 22, 1988.

          All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Certain legal matters with respect to the issuance of the securities offered hereby will be passed upon for the Registrant by Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations).

          The financial statements incorporated by reference in this Registration Statement from the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

          The financial statements of Poco Petroleums Ltd. incorporated by reference in this Registration Statement from the Joint Management Information Circular and Proxy Statements filed by the Registrant have been incorporated herein in reliance on the report of KPMG LLP, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Registrant is governed by Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), which provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation (a "Derivative Action")), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Derivative Actions, except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

          Article X of the Registrant's By-Laws requires indemnification of directors and officers to the full extent permitted under the DGCL as from time to time in effect. Subject to any restrictions imposed by the DGCL, the Registrant's By-Laws provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was serving as a director or officer of the Registrant, or that, being or having been such a director or officer of the Registrant, such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan. The Registrant's By-Laws also provide that the Registrant may, by action of its Board of Directors, provide indemnification to its employees or agents with the same scope and effect as the foregoing indemnification of directors and officers.

          Section 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) payments of unlawful dividends or unlawful repurchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit.

          Article 13 of the Registrant's Certificate of Incorporation, as amended, provides that to the full extent that the DGCL permits the limitation or elimination of the liability of directors, a director of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as director. Any amendment or repeal of such Article 13 will not adversely affect any right or protection of a director of the Registrant for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. The DGCL and the Registrant's Certificate of Incorporation, as amended, may have no effect on claims arising under the federal securities laws.

          Officers and directors of the Registrant are covered by insurance (with certain exceptions and within certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS.

          The following exhibits are filed as part of this Registration
Statement:

EXHIBIT NO.         DESCRIPTION OF EXHIBIT
-----------         ----------------------

4.1 Form of Shareholder Rights Agreement dated as of December 16, 1998, between the Registrant and
                    BankBoston, N.A. (filed as Exhibit 1 to Form 8-A, filed December 1998, and incorporated herein by reference).

4.2                 Form of Certificate of Incorporation (filed as Exhibit
                    3.1 to Form 10-K, filed February 26, 1999, and incorporated herein by reference).

4.3 Form of By-Laws of the Registrant (filed as Exhibit 3.1 to Form 10-K, filed February 26, 1999, and incorporated herein by reference).

4.4                 The Employee Savings Plan for Eligible Employees of
                    Poco Petroleums Ltd.*

5.1 Opinion of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations) regarding the legality of the securities being registered.*

23.1                Consent of PricewaterhouseCoopers LLP.*

23.2                Consent of KPMG LLP.*

23.3 Consent of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations) (included in Exhibit 5.1).

24.1 Powers of Attorney authorizing execution of Registration Statement on Form S-8 on behalf of certain directors of Registrant (included on signature pages to this Registration Statement).

-------------------------
*  Filed herewith.

ITEM 9.   UNDERTAKINGS.

          The undersigned hereby undertakes:

     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

     (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) That, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 20th day of January, 2000.

                                         BURLINGTON RESOURCES INC.


                                          /s/ Bobby S. Shackouls
                                         --------------------------------
                                         Name:   Bobby S. Shackouls
                                         Title:  Chairman of the Board,
                                                 President and
                                                 Chief Executive Officer

                             POWER OF ATTORNEY

          Each person whose individual signature appears below hereby authorizes John E. Hagale and L. David Hanower and each of them as attorneys-in-fact, with full power of substitution, to execute in the name and on behalf of such person, individually and in each capacity stated below, and to file, any and all amendments to this Registration Statement, including any and all post-effective amendments.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 20th day of January, 2000.

            SIGNATURE                              TITLE
-----------------------------    --------------------------------------------

/s/ Bobby S. Shackouls           Chairman of the Board, President and Chief
-----------------------------    Executive Officer
Bobby S. Shackouls

/s/ H. Leighton Steward          Vice Chairman of the Board
-----------------------------
H. Leighton Steward

/s/ John E. Hagale               Executive Vice President and Chief Financial
-----------------------------    Officer
John E. Hagale

/s/ Philip W. Cook               Vice President and Controller (Chief
-----------------------------    Accounting Officer)
Philip W. Cook

/s/ John V. Byrne                Director
-----------------------------
John V. Byrne

/s/ S. Parker Gilbert            Director
-----------------------------
S. Parker Gilbert

/s/ Laird I. Grant               Director
-----------------------------
Laird I. Grant


-----------------------------    Director
John T. LaMacchia

/s/ James F. McDonald            Director
-----------------------------
James F. McDonald

/s/ Kenneth W. Orce              Director
-----------------------------
Kenneth W. Orce

/s/ Donald M. Roberts            Director
-----------------------------
Donald M. Roberts

/s/ John F. Schwarz              Director
-----------------------------
John F. Schwarz

/s/ Walter Scott, Jr.            Director
-----------------------------
Walter Scott, Jr.

/s/ William E. Wall              Director
-----------------------------
William E. Wall

          Pursuant to the requirements of the Securities Act of 1933, the administrator of the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Houston, State of Texas, on the 20th day of January, 2000.


THE EMPLOYEE SAVINGS PLAN FOR ELIGIBLE EMPLOYEES OF POCO PETROLEUMS LTD.


                                      By: /s/ John E. Hagale
                                         -----------------------------
                                         John E. Hagale

                                      By: /s/ L. David Hanower
                                         -----------------------------
                                         L. David Hanower

                                      By: /s/ William B. Usher
                                         -----------------------------
                                         William B. Usher

                                      The Members of the Committee which
                                      administers the Employee Savings Plan
                                      for Eligible Employees of Poco
                                      Petroleums Ltd.

                             INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

4.1 Form of Shareholder Rights Agreement dated as of December 16, 1998, between the Registrant and
                    BankBoston, N.A. (filed as Exhibit 1 to Form 8-A, filed December 1998, and incorporated herein by reference).

4.2                 Form of Certificate of Incorporation (filed as Exhibit
                    3.1 to Form 10-K, filed February 26, 1999, and incorporated herein by reference).

4.3 Form of By-Laws of the Registrant (filed as Exhibit 3.1 to Form 10-K, filed February 26, 1999, and incorporated herein by reference).

4.4                 The Employee Savings Plan for Eligible Employees of
                    Poco Petroleums Ltd.*

5.1 Opinion of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations) regarding the legality of the securities being registered.*

23.1                Consent of PricewaterhouseCoopers LLP.*

23.2                Consent of KPMG LLP.*

23.3 Consent of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations) (included in Exhibit 5.1).

24.1 Powers of Attorney authorizing execution of Registration Statement on Form S-8 on behalf of certain directors of Registrant (included on signature pages to this Registration Statement).

----------------------
*  Filed herewith.